UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2021

Cubic Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-08931	95-1678055
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9333 Balboa Avenue	92123
San Diego, California	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 277-6780

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CUB	New York Stock Exchange
Preferred Stock Purchase Rights	–	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On February 8, 2021, Cubic Corporation (the “Company” or “Cubic”) issued a press release announcing the execution of an Agreement and Plan of Merger, entered into as of February 7, 2021, by and among the Company, Atlas CC Acquisition Corp. and Atlas Merger Sub Inc., pursuant to which the Company will be acquired by Veritas Capital (“Veritas”) and Evergreen Coast Capital Corporation (“Evergreen”) at a price of $70.00 per outstanding share of common stock of the Company in an all-cash transaction. The transaction is expected to close during the second calendar quarter of 2021, subject to customary closing conditions, including the receipt of shareholder and regulatory approvals.

A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Cubic, Veritas and Evergreen. In connection with the proposed transaction, Cubic intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Cubic will mail or otherwise provide the definitive proxy statement and a proxy card to each shareholder of Cubic entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Cubic may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF CUBIC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT CUBIC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Cubic with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or at Cubic’s website at www.cubic.com.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Cubic and its directors and executive officers are, and certain employees may be, deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction. Information regarding the names of such persons and their respective interests in the proposed transaction, by securities holdings or otherwise, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in Cubic’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, filed with the SEC on November 18, 2020, Amendment No. 1 to Cubic’s Annual Report on Form 10-K/A for the fiscal year ended September 30, 2020, filed with the SEC on January 28, 2021 and the definitive proxy statement on Schedule 14A for Cubic’s most recent Annual Meeting of Shareholders held in February 2020, which was filed with the SEC on January 17, 2020. To the extent Cubic’s directors and executive officers or their holdings of Cubic securities have changed from the amounts disclosed in those filings, to Cubic’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at Cubic’s website at www.cubic.com.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor created thereby. Statements that are not historical or current facts, including statements about beliefs and expectations and statements relating to the proposed transaction among the Company, Veritas and Evergreen, are forward-looking statements. These forward-looking statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity” and similar words or phrases or the negatives of these words or phrases. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including, but not limited to: the satisfaction of the conditions precedent to the consummation of the proposed transaction, including, the receipt of shareholder and regulatory approvals; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings, judgments or settlements, including those that may be instituted against the Company, the Company’s board of directors and executive officers and others following the announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction; potential difficulties in employee retention due to the announcement and pendency of the proposed transaction; the response of customers, suppliers, business partners and regulators to the announcement of the proposed transaction; and other risks and uncertainties and the factors identified under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended September 30, 2020, and updated in subsequent reports filed by the Company with the SEC. These reports are available at www.cubic.com or www.sec.gov. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated February 8, 2021.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBIC CORPORATION

Date: February 8, 2021	By:	/s/ Hilary L. Hageman
	Name:	Hilary L. Hageman
	Title:	Senior Vice President, General Counsel & Corporate Secretary

Exhibit 99.1

Press Release

Veritas Capital and Evergreen Coast Capital to Acquire Cubic for $70.00 Per Share

All-Cash Transaction Valued at Approximately $2.8 Billion, Including Assumption of Debt

SAN DIEGO, February 8, 2021 – Cubic Corporation (NYSE: CUB) (“Cubic” or the “Company”) today announced that it has entered into a definitive agreement (the “Agreement”) with an affiliate of Veritas Capital (“Veritas”), under which Veritas and Evergreen Coast Capital Corporation (“Evergreen”), an affiliate of Elliott Investment Management L.P. (“Elliott”), will acquire Cubic for $70.00 per share in cash.

Under the terms of the Agreement, Cubic shareholders will receive $70.00 in cash for each share of Cubic’s common stock they currently hold, representing a premium of approximately 58% to Cubic’s unaffected closing stock price on September 18, 2020, the last trading day before the Company’s disclosure of third-party interest in potentially acquiring Cubic. The all-cash transaction will be valued at approximately $2.8 billion, including the assumption of debt.

Following the closing of the transaction, the Company will remain based in San Diego, California. The transaction is expected to be seamless for customers and employees across Cubic’s businesses.

Bradley H. Feldmann, Chairman, President and Chief Executive Officer of Cubic Corporation, said, “This transaction is in the best interests of our shareholders and provides them with a significant premium and liquidity – while accelerating future growth to the benefit of our employees and customers. Our success in attracting a premier, deeply experienced partner and securing a transaction at this premium reflects the positive momentum of our business. Although last fiscal year brought unprecedented challenges, Cubic was able to build on our strengths, protect our people, serve our customers and deliver a value-maximizing deal for our shareholders. We look forward to partnering with Veritas and remain grateful to our customers for their trust and to our fellow CUBES for their unwavering commitment to delivering innovative, mission-critical solutions.”

Ramzi Musallam, CEO and Managing Partner of Veritas, said, “Cubic has an unparalleled history of delivering innovative technology-based solutions to address the mission-critical needs of the global transportation and defense markets. We look forward to leveraging our expertise in the government technology market – a key focus of Veritas since our inception – in partnership with the team at Cubic to accelerate product development and drive growth as Cubic continues to improve the quality of global transportation systems and to deliver innovative defense solutions.”

On behalf of Elliott, Jesse Cohn said, “Elliott believes this outstanding transaction maximizes value for Cubic’s shareholders, and we are pleased to have engaged constructively with the Company’s Board and management to reach this outcome. We look forward to partnering with Veritas and the Cubic team as we work through Cubic’s next phase of growth as a private company.” Elliott has entered into an agreement to vote its shares in support of the transaction.

Transaction Details

The transaction will be financed through a combination of equity and debt financing. The Board of Directors of Cubic has unanimously approved the Agreement and recommends that Cubic shareholders vote in favor of the transaction.

This summary of the Agreement is incomplete, and Cubic encourages shareholders to read the full Agreement included with the Company’s current report on Form 8-K, which will be filed with the United States Securities and Exchange Commission in due course.

The transaction is expected to close during the second calendar quarter of 2021, subject to customary closing conditions, including the receipt of shareholder and regulatory approvals.

Advisors

J.P. Morgan Securities LLC is acting as lead financial advisor to the Company and Sidley Austin LLP and Faegre Drinker Biddle & Reath LLP are acting as the Company’s legal counsel. Raymond James & Associates, Inc. provided the Board with an opinion regarding the fairness, from a financial point of view, of the consideration offered to Cubic shareholders.

Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal counsel to Veritas.

Gibson, Dunn & Crutcher LLP is acting as legal counsel to Evergreen.

About Cubic Corporation

Cubic is a technology-driven, market-leading provider of integrated solutions that increase situational understanding for transportation, defense C4ISR, and training customers worldwide to decrease urban congestion and improve the militaries’ effectiveness and operational readiness. Our teams innovate to make a positive difference in people’s lives. We simplify their daily journeys. We promote mission success and safety for those who serve their nation. For more information about Cubic, please visit the company’s website at www.cubic.com or on Twitter @CubicCorp.

About Veritas Capital

Veritas is a longstanding investor in companies operating at the intersection of technology and government. The firm invests in companies that provide critical products and services, primarily technology and technology-enabled solutions, to government and commercial customers worldwide, including those operating in the healthcare, national security, software, education, aerospace & defense, government services, communications, and energy industries. Veritas seeks to create value by strategically transforming the companies in which it invests through organic and inorganic means. For more information on Veritas, visit www.veritascapital.com.

About Elliott and Evergreen

Elliott Investment Management L.P. manages two multi-strategy investment funds which combined manage approximately $42 billion of assets. Its flagship fund, Elliott Associates, L.P., was founded in 1977, making it one of the oldest funds of its kind under continuous management. The Elliott funds’ investors include pension plans, sovereign wealth funds, endowments, foundations, funds-of-funds, high net worth individuals and families, and employees of the firm. Evergreen Coast Capital Corporation is Elliott’s private equity affiliate, which focuses on technology investing.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Cubic, Atlas CC Acquisition Corp. and Atlas Merger Sub Inc. In connection with the proposed transaction, Cubic intends to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Cubic will mail or otherwise provide the definitive proxy statement and a proxy card to each shareholder of Cubic entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Cubic may file with the SEC or send to its shareholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SHAREHOLDERS OF CUBIC ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT CUBIC WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Cubic with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov or at Cubic’s website at www.cubic.com.

Participants in the Solicitation

This communication does not constitute a solicitation of proxy, an offer to purchase, or a solicitation of an offer to sell any securities. Cubic and its directors and executive officers are, and certain employees may be, deemed to be participants in the solicitation of proxies from shareholders in connection with the proposed transaction. Information regarding the names of such persons and their respective interests in the proposed transaction, by securities holdings or otherwise, will be set forth in the definitive proxy statement when it is filed with the SEC. Additional information regarding these individuals is set forth in Cubic’s Annual Report on Form 10-K for the fiscal year ended September 30, 2020, filed with the SEC on November 18, 2020, Amendment No. 1 to Cubic’s Annual Report on Form 10-K/A for the fiscal year ended September 30, 2020, filed with the SEC on January 28, 2021 and the definitive proxy statement on Schedule 14A for Cubic’s most recent Annual Meeting of Shareholders held in February 2020, which was filed with the SEC on January 17, 2020. To the extent Cubic’s directors and executive officers or their holdings of Cubic securities have changed from the amounts disclosed in those filings, to Cubic’s knowledge, such changes have been or will be reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 on file with the SEC. These documents are (or, when filed, will be) available free of charge at the SEC’s website at www.sec.gov or at Cubic’s website at www.cubic.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to the safe harbor created thereby. Statements that are not historical or current facts, including statements about beliefs and expectations and statements relating to the proposed transaction among the Company, Veritas and Evergreen, are forward-looking statements. These forward-looking statements are often, but not always, made through the use of words or phrases such as “may,” “will,” “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “believe,” “intend,” “predict,” “potential,” “opportunity” and similar words or phrases or the negatives of these words or phrases. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including, but not limited to: the satisfaction of the conditions precedent to the consummation of the proposed transaction, including, the receipt of shareholder and regulatory approvals; unanticipated difficulties or expenditures relating to the proposed transaction; legal proceedings, judgments or settlements, including those that may be instituted against the Company, the Company’s board of directors and executive officers and others following the announcement of the proposed transaction; disruptions of current plans and operations caused by the announcement and pendency of the proposed transaction; potential difficulties in employee retention due to the announcement and pendency of the proposed transaction; the response of customers, suppliers, business partners and regulators to the announcement of the proposed transaction; and other risks and uncertainties and the factors identified under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the year ended September 30, 2020, and updated in subsequent reports filed by the Company with the SEC. These reports are available at www.cubic.com or www.sec.gov. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events.

Contacts:

For Cubic:

Investors
Kirsten Nielsen
Investor Relations
Cubic Corporation
PH +1 212-331-9760
Kirsten.Nielsen@cubic.com

OR

Morrow Sodali

Mike Verrechia / Bill Dooley

(800) 662-5200

cub@investor.morrowsodali.com

Media

Sloane & Company

Dan Zacchei / Joe Germani

dzacchei@sloanepr.com / jgermani@sloanepr.com

For Veritas:

David Millar / Julie Rudnick / Kevin Siegel

Sard Verbinnen & Co

VeritasCapital-SVC@SARDVERB.com

For Elliott and Evergreen:

Stephen Spruiell

Elliott Investment Management L.P.

(212) 478-2017

sspruiell@elliottmgmt.com